EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), effective as of March 24 2023 (the “Effective Date”), is entered into by and between TPT GLOBAL TECH, INC.,  (the “BUYER”),  MA Littman Atty Defined Benefit Plan, (the “Seller”) and Asberry 22 Holdings, Inc. (“Company”).

WHEREAS:

A. The Seller and the Buyer are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”); and

B. The Buyer desires to purchase and the Seller desires to issue and sell, upon the terms and conditions set forth in this Agreement, 500,000 shares of A Super Majority Voting Preferred Stock of Asberry 22 Holdings, Inc. (Company) for the aggregate principal amount of USD $500,000.00. Such five hundred thousand shares of Series A Supermajority Voting Preferred Stock are Supermajority Voting to vote equivalent of 90% of the outstanding common shares of the Common Stock of the Company at any time (post reverse split of any amount) in the form of the Series A Designation of Rights and Privileges attached hereto under Exhibit A.

NOW THEREFORE, in consideration of the foregoing premises, and the promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged the Seller and the Buyer severally (and not jointly) hereby agree as follows:

AGREEMENT

1. PURCHASE AND SALE OF SHARES.

Purchase of Shares.

(i). On the Closing Date (as defined below), the Seller shall issue and sell to the Buyer and the Buyer agrees to purchase from the Seller, the 500,000 shares of Series A Preferred Supermajority Voting Stock of Company which shall be in the form of Series A Designation of Rights and Privileges attached hereto under Exhibit A..

(ii) Form of Payment. As of the Closing Date (as defined below), the Buyer shall have delivered the purchase consideration for the 500,000 Series A Supermajority Voting Preferred Shares in the form of the consideration specified on Exhibit B, which shall be considered full and complete payment, of all consideration for the purchase of the shares, subject to the terms of the Convertible Promissory Note and Security and Pledge Agreement.

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Closing Date.

(iv) Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7(a) below, the date and time of the issuance and sale of the Shares pursuant to this Agreement shall be 5:00 P.M., Eastern Standard Time on or about March 24, 2023, or such other mutually agreed upon time (the “Closing Date”). The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

2. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and Shares to the Seller that:

Investment Purpose. As of the Effective Date, the Buyer is purchasing the Series A Supermajority Voting Preferred Shares, the “Securities”, for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

Accredited Investor Status. The Buyer is an “sophisticated investor” as that term is defined under case law interpreting exempt transactions under Section 4 of the Securities Act of 1933 Act.

Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities. Seller will ensure all compliance with exemptions including Regulation D as applicable and required, in a timely fashion.

Information. The Buyer and its advisors, if any, have been, and will continue to be, furnished with all materials relating to the business, finances and operations of the Seller and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors.

Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

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Transfer or Re-sale. The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Seller, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Seller, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Seller, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Seller; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Seller nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case) with respect to the Buyer’s resale of the Securities. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

Legends. The Buyer understands that the Shares, and, until such time as the Conversion Shares have been registered under the 1933 Act , or may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

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The legend set forth above shall be removed and the Seller shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Seller with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Seller so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any

Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

3. REPRESENTATIONS AND WARRANTIES OF THE SELLER. Except as set forth in any Disclosure Schedules attached hereto, the Seller hereby makes the representations and warranties set forth below to the Buyer as of the Effective Date and as of the Closing Date:

Organization and Qualification. The seller has full power and authority to own, lease, use and manage its assets, and to sell the Securities, being the 500,000 shares of Series A Supermajority Voting Preferred Stock of the Company. The sole subsidiary of the Company is Vapor Hub International,, Inc. which will be divested concurrent with closing. The Company is duly qualified as a Delaware corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Seller or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Seller owns, directly or indirectly, any equity or other ownership interest.

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Authorization; Enforcement. (i) The Seller has all requisite corporate power and authority to enter into and perform this Agreement, and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the shares and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Seller’s Board of Directors and no further consent or authorization of the Seller, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Seller by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Seller accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Seller of such shares will constitute, a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

Capitalization. Except as disclosed in Schedule 3(c), no shares are reserved for issuance pursuant to the Seller’s stock option plans, no shares are reserved for issuance pursuant to securities (other than the Securities) exercisable for, or Supermajority Voting into or exchangeable for shares of Company Common Stock. There will be, at the closing hereof, approximately 472,056 shares of common stock of the Company issued and outstanding, and 500,000 shares of Series A Supermajority Voting Preferred stock issued and outstanding, which stock shall be convertible (in increments at the discretion of the holders) to 90% of the common stock of the Company. All of such outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 3(c), as of the Effective Date, (i) there are no outstanding options, Shares, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights Supermajority Voting into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Seller or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Seller (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Shares, or the Conversion Shares.

No Conflicts. The execution, delivery and performance of this Agreement, and the conveyance of the Securities by the Seller and the consummation by the Seller of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Effective Date.

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Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Seller, against the Company or any of its Subsidiaries, threatened against or affecting the Seller, the Company, or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect The Seller, the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

Patents, Copyrights, etc. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (collectively, “Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); Except as disclosed in the SEC Documents, there is no claim or action by any person pertaining to, or proceeding pending, or to the Seller’s knowledge threatened, which challenges the right of the Seller or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Seller’s knowledge, the Seller’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Seller is unaware of any facts or circumstances which might give rise to any of the foregoing. The Seller and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

No Materially Adverse Contracts, Etc. Neither the Seller nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Seller’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Seller nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Seller’s officers has or is expected to have a Material Adverse Effect.

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Tax Status. Except for the tax returns for the years 2021 and 2022, the Seller and each of its Subsidiaries has filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Seller and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. No taxes are due for any years due to loss carryforwards. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Seller know of no basis for any such claim. The Seller has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Seller’s tax returns is presently being audited by any taxing authority.

Certain Transactions. Except for arm’s length transactions pursuant to which the Seller or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Seller or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Seller is presently a party to any transaction with the Seller or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Seller, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Disclosure. All information relating to or concerning the Seller or any of its Subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Seller has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Seller or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Seller.

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Acknowledgment Regarding Buyer’s Purchase of Securities. The Seller acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby.

No Brokers. The Seller has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted, (“ Company Permits”) and there is no action pending or, to the knowledge of the Seller, or the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Neither the Seller, the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects or such as would not have a Material Adverse Effect.

Internal Accounting Controls. Except as disclosed in the SEC Documents the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Seller’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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Foreign Corrupt Practices. Neither the Seller, the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the sale of Securities contemplated hereby, any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

Filings, Consents and Approvals. Neither the Seller, nor the Company are required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Seller of the this Agreement and the Securities.

4. COVENANTS.

Best Efforts. The parties shall use their commercially reasonable best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

Breach of Covenants. If the Seller breaches any of the covenants set forth in this Section 4, in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an “Event of Default”.

5. TRANSFER AGENT INSTRUCTIONS. All such certificates purchased hereunder shall bear the restrictive legend specified in Section 2(g)of this Agreement.

6. CONDITIONS PRECEDENT TO THE SELLER’S OBLIGATIONS TO SELL.

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The obligation of the Seller hereunder to issue and sell the Shares to the Buyer at the Closings is subject to the satisfaction, at or before each Closing of each of the following conditions thereto, provided that these conditions are for the Seller’s sole benefit and may be waived by the Seller at any time in its sole discretion:

The Buyer shall have executed this Agreement and delivered the same to the Seller.

The Buyer shall have delivered the Purchase Price in the form of the documents referenced herein in accordance with Section 1 above.

The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the applicable Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to such Closing Date.

No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. CONDITIONS PRECEDENT TO THE BUYER’S OBLIGATION TO PURCHASE.

The obligation of the Buyer hereunder to issue the Note and execute the other documents described herein at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

(i) The Seller and the Company shall have executed this Agreement and delivered the same to the Buyer, together with Written Consent Minutes of the Board of Directors of the Seller to sell the Series A Supermajority Voting Preferred Stock of the Seller, and which in Separate Minutes approve the issuance of the consideration as described in the Exhibits hereto, to purchase the the Series A Supermajority Voting Preferred Stock.

(ii) The Seller shall have delivered to the Buyer the assignment of the duly issued Series A Supermajority Voting Preferred Shares, 500,000 in total, in the form of Series A Supermajority Voting Preferred Shares pursuant to the Designation of Rights and Privileges set forth in Exhibit A.

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(iii) The representations and warranties of the Seller shall be true and correct in all material respects as of the Effective Date and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Seller shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller at or prior to the Closing Date.

(iv) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(v) No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Seller.

(vi) The Seller shall have delivered to the Buyer a certificate evidencing the incorporation and good standing of the Seller in the State of Colorado issued by the Secretary of State of the State of Colorado as of a date within twenty (20) Business Days of the Closing Date.

(vii) The representations and warranties of the Seller shall be true and correct in all material respects as of the Effective Date (except for representations and warranties that speak as of a specific date) and the Seller shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller at or prior to the Closing Date.

(viii) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(ix) No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Seller

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8. GOVERNING LAW; MISCELLANEOUS.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts seated in Colorado or in the federal courts located in the State of Colorado seated in Denver, Colorado. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non-conveniens. The Seller and Buyer waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Seller nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer.

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Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) delivered by reputable express air courier service with charges prepaid, or (iii) transmitted by hand delivery, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Seller, to:

MA Littman Atty Defined Benefit Plan

If to the Buyer, to:

TPT GLOBAL TECH, INC.

TPT Global Tech, Inc.

With a copy to (that shall not constitute notice):

Each party shall provide notice to the other party of any change in address.

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Seller nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), the Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Seller.

Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Survival. The representations and warranties of the Seller and the agreements and covenants set forth in this Agreement shall survive the closing hereunder. The Seller agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach by the Seller of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

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Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Officers and Directors. At closing the officers shall deliver resignations and the Board of directors shall appoint the persons designated by Buyer as new Directors with the previous directors then resigning effective on the date of closing.

Publicity. The Seller, and the Buyer shall have the right to review a reasonable period of time before issuance of any press releases, SEC, OTC Markets (or other applicable trading market), or FINRA filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Seller shall be entitled, without the prior approval of the Buyer, to make any press release or SEC, OTC Markets (or other applicable trading market) or FINRA filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Seller in connection with any such press release prior to its release and shall be provided with a copy thereof).

** signature page follows **

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IN WITNESS WHEREOF, the undersigned Buyer and the Seller have caused this Agreement to be duly executed as of the Effective Date.

TPT GLOBAL TECH, INC.

/s/ Stephen J. Thomas, III
TPT Global Tech, Inc.

MA Littman Atty Defined Benefit Plan

By:	/s/ Michael A. Littman
Name: Michael A. Littman Title: Trustee

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Exhibit A

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CERTIFICATE OF DESIGNATION OF

SERIES A SUPERMAJORITY VOTING PREFERRED STOCK

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